Exhibit 10.11

Recording Requested by and
when Recorded Mail to:

ACCESS BUSINESS FINANCE, L.L.C.
14205 S. E. 36th Street, Suite 350
Bellevue, WA  98006
Attn:  Douglas L. McDonald

Loan No. SYNT01

DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES,
AND SECURITY AGREEMENT

THIS DOCUMENT CONSTITUTES A FIXTURE FILING
IN ACCORDANCE WITH ORS §79.0502(3)

LINE OF CREDIT TRUST DEED

This Deed of Trust constitutes a line of credit instrument under ORS 86.155.  The maximum principal amount to be advanced is $2,000,000 and the maturity date is on or before June 15, 2007, subject to annual renewals.

Tax Parcel Nos. 11S3W7CB-2618 and 11S3W7CB-2626

THIS DEED OF TRUST, ASSIGNMENT OF RENTS AND LEASES, AND SECURITY AGREEMENT (“Deed of Trust”) is dated June 15 and is given by Grantor SYNTHETECH, INC., an Oregon corporation, 1290 Industrial Way, Albany, Oregon 97322 (“Grantor” or “Borrower”).  The Trustee is FIRST AMERICAN TITLE INSURANCE COMPANY OF OREGON whose mailing address is 1700 SW Fourth Avenue, Portland, Oregon 97201-5512.  The Beneficiary is ACCESS BUSINESS FINANCE, L.L.C., a Washington limited liability company (“Beneficiary” or “Lender”), whose mailing address is 14205 S. E. 36th Street, Suite 350, Bellevue, WA  98006.

For purposes of Article 9 of the Uniform Commercial Code, this Deed of Trust constitutes a security agreement and a financing statement, with Grantor being the Debtor and Lender being the Secured Party.

This Deed of Trust secures a revolving line of credit, and Borrower may borrow, repay and reborrow thereunder to the extent and subject to the terms provided in the “Loan and Security Agreement” dated the same as this Deed of Trust.  Reductions of the principal balance of the Loan secured hereby, even down to zero, shall not satisfy or release this Deed of Trust, which shall remain in full force and effect notwithstanding such repayments of principal.

DEED OF TRUST

In consideration of the loan described below, Grantor hereby irrevocably GRANTS, TRANSFERS, CONVEYS and ASSIGNS to Trustee, IN TRUST, WITH POWER OF SALE, all of Grantor’s present and future estate, right, title, claim, and interest, either in law or in equity, in and to the following property (“Property”):

A.
The real property described on Exhibit A, all rights to the alleys, streets and roads adjoining or abutting the real property, all easements, access, air and development rights, minerals and oil, gas and other hydrocarbon substances, water, water rights and water stock, and all other rights, hereditaments, privileges, and appurtenances now or hereafter belonging or in any way appertaining to such real property (“Land”).

B.
All buildings, improvements and tenements now or hereafter located on the Land (“Improvements”), including without limitation all fixtures and articles of property attached to, or used or adapted for use in the ownership, development, operation or maintenance of the Land and Improvements (whether such items are leased, owned, or subject to any title-retaining or security instrument); all heating, cooling, air-conditioning, ventilating, refrigerating, plumbing, generating, power, lighting, laundry, maintenance, incinerating, lifting, cleaning, fire prevention and extinguishing, security and access control, cooking, gas, electric and communication fixtures, equipment and apparatus; all engines, motors, conduits, pipes, pumps, tanks, ducts, compressors, boilers, water heaters and furnaces; all ranges, stoves, disposals, refrigerators and other appliances; all escalators and elevators, baths, sinks, all cabinets, partitions, mantels, built-in mirrors, window shades, blinds, screens, awnings, storm doors, windows and sash; all carpeting, underpadding, floor covering, paneling, and draperies; all furnishings of public spaces, halls and lobbies; and all shrubbery and plants.  All such items shall be deemed part of the Land and not severable wholly or in part without material injury to the freehold.

C.
All of the present and future rents, revenues, issues, profits and income of the Land and Improvements, and all present and future leases and other agreements for the occupancy or use of all or any part of the Land and Improvements, including without limitation all cash or security deposits, advance rentals and deposits or payments of similar nature, and all guarantees of tenants’ or occupants’ performance under such leases and agreements.

D.
All tangible and intangible personal property now or hereafter used or acquired in connection with the ownership, development, operation or maintenance of the Land and Improvements, including without limitation all furniture, furnishings, equipment, supplies, and other goods, wherever located, whether in the possession of Grantor, warehousemen, bailee, or any other person; all site plans, plats, architectural plans, specifications, work drawings, surveys, engineering reports, test borings, market surveys, and other similar work products; all permits, licenses, franchises, and trade names; all contract rights (including without limitation all architectural, construction, engineering, consulting, and management contracts, all insurance policies, and all performance, payment, completion and other surety bonds); and all claims, causes of action, warranties, accounts receivable, escrow accounts, insurance policies, deposits (including tax, insurance and other reserves), instruments, documents of title, general intangibles, and business records.

DEED OF TRUST

E.	All present and future monetary deposits given to any public or private utility with respect to utility services furnished to the Land or the Improvements.

F.
All proceeds (including claims and demands therefor) of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including without limitation the insurance proceeds and condemnation awards.

G.	All proceeds of the foregoing.

TO SECURE THE FOLLOWING (“Secured Obligations”):

(1) Repayment of a line of credit loan (the “Loan”) in the maximum principal amount of TWO MILLION and no/100 DOLLARS ($2,000,000.00), with interest thereon, evidenced by and subject to the terms and provisions of a “Loan and Security Agreement” dated the same as this Deed of Trust (“Loan Agreement”) between Borrower and Lender, including any and all modifications, extensions, renewals and replacements thereof.  The maturity date of the Loan is June 15, 2007, subject to annual renewals as provided in the Loan Agreement.

(2) Payment of all other sums which are or which may become owing under the Loan Documents, including without limitation, all sums advanced to protect the security of this Deed of Trust, together with interest thereon as herein provided;

(3) Performance of all other obligations of Borrower and/or Grantor hereunder and under the other Loan Documents.

As used herein, the term “Loan Documents” means the Loan Agreement, this Deed of Trust, and all related documents and instruments (except the Indemnity Agreement described hereinafter), and any and all modifications, extensions, renewals and replacements thereof.  Borrower is also executing a Hazardous Substance Indemnity (“Indemnity Agreement”) for the benefit of Lender in connection with the Loan, however, Borrower’s obligations thereunder are not secured by this Deed of Trust.  In the event of any inconsistency between this Deed of Trust and the Loan Agreement, the terms hereof shall be controlling as necessary to create, preserve and/or maintain a valid lien on the Property, otherwise the provisions of the Loan Agreement shall be controlling.

The indebtedness secured by this Deed of Trust may be indexed, adjusted, renewed or renegotiated.

GRANTOR HEREBY REPRESENTS, WARRANTS, COVENANTS AND AGREES AS FOLLOWS:

DEED OF TRUST

ARTICLE 1
TITLE AND USE

1.1           Warranty of Title.  Grantor warrants, represents, covenants and agrees as follows:  (a) Grantor holds marketable title to the Property with the full right and power to grant, convey and assign the Property.  (b) The Property is free from liens, encumbrances, exceptions and other charges of any kind whatsoever, except for the Permitted Exceptions.  (c) No other lien or encumbrance, whether superior or inferior to this Deed of Trust, shall be created or suffered to be created by Grantor without the prior written consent of Lender.  (d) No default on the part of Grantor or any other person exists under any of the Permitted Exceptions and all of the Permitted Exceptions are in full force and effect and in good standing, without modification.  (e) Complete and current copies of the Permitted Exceptions have been furnished to Lender, and none of them have been or will be modified by Grantor without Lender’s prior written consent.  (f) Grantor shall fully comply with all the terms of the Permitted Exceptions and shall deliver to Lender a copy of all notices delivered in connection with the Permitted Exceptions.  (g) Lender has the right to contact the other parties to the Permitted Exceptions to confirm the status thereof, and Grantor shall, from time to time, at the request of Lender, request of such parties a certificate confirming such information regarding the Permitted Exceptions as Lender may request.  (h) Grantor shall forever warrant and defend the Property unto Lender against all claims and demands of any other person whatsoever, subject only to non-delinquent taxes and assessments and the Permitted Exceptions.  As used in this Deed of Trust, “Permitted Exceptions” means the exceptions to title to the Property set out in Schedule B of the policy of title insurance issued to Lender with respect to this Deed of Trust.

1.2           Business Use; Commercial Loan.  Grantor represents and covenants that: (a) the Property is and shall be used for commercial purposes only, and (b) the Property is not now and at all times during the term of this Deed of Trust the Property will not be used for residential or consumer purposes, so that at no time will this Deed of Trust be a “residential trust deed” as defined in ORS §86.705.

1.3           Hazardous Substances.

(a)           Representations and Warranties.  Grantor represents and warrants to Lender, to the best of its knowledge after due inquiry and inspection, that: there is no asbestos in the construction, repair or maintenance of any Improvements; no Hazardous Substance is currently being generated, processed, stored, transported, handled or disposed of on, under or in the Property, except in accordance with all applicable laws; neither Grantor nor any other person or entity has ever caused or permitted any Hazardous Substance to be generated, processed, stored, transported, handled or disposed of, on, under or in the Property, except in compliance with all applicable laws; there is no actual or alleged violation with respect to the Property of any federal, state or local statute, ordinance, rule, regulation or other law pertaining to Hazardous Substances; and, there is no action or proceeding pending before or appealable from any court, quasi-judicial body or administrative agency relating to Hazardous Substances affecting or alleged to be affecting the Property.

(b)           Covenant.  Grantor covenants and agrees that Hazardous Substances will not be generated, processed, stored, transported, handled or disposed of on the Property by any person or entity, except in accordance with all applicable laws.

(c)           Definition.  “Hazardous Substance” means any underground storage tank (whether empty, filled or partially filled with any substance) and any substance which now or hereafter becomes regulated under any federal, state or local statute, ordinance, rule, regulation or other law relating to environmental protection, contamination or cleanup, or public health and safety.

DEED OF TRUST

(d)           Notification; Cleanup.  Grantor shall immediately notify Lender if Grantor becomes aware of any Hazardous Substance problem or liability with respect to the Property, any actual or alleged violation with respect to the Property of any federal, state or local statute, ordinance, rule, regulation or other law pertaining to Hazardous Substances, or any lien or action with respect to any of the foregoing.  Grantor shall, at its sole expense, take all actions as may be necessary or advisable for the cleanup of Hazardous Substances with respect to the Property, including without limitation, all removal, containment and remedial actions in accordance with all applicable laws and in all events in a manner satisfactory to Lender, and shall further pay or cause to be paid ail cleanup, administrative and enforcement costs of governmental agencies if obligated to do so by contract or by law

(e)           Right of Entry.  Lender is hereby authorized to enter the Property, including the interior of any structures, at reasonable times, and after reasonable notice, for the purpose of inspecting the Property to determine Grantor’s compliance with this Section.

(f)           Indemnification.  Grantor shall jointly and severally defend, protect, hold harmless, and indemnify Lender and its affiliates and their shareholders, directors, officers, employees, attorneys, and agents from and against any and all claims, demands, penalties, fees, liens, damages, losses, expenses, and liabilities which Lender may incur before the Loan has been repaid and this Deed of Trust has been released as a lien upon the Property, and which arise out of or in any way connected with any alleged or actual past or future presence on or under the Property of any Hazardous Substance from any cause whatsoever; it being intended that Grantor shall be strictly liable without regard to any fault by Grantor.

1.4           No Claim, Offset or Defense.  Grantor acknowledges and agrees that: (i) no offset or defense exists to enforcement of the Loan Documents, and the Loan Documents are enforceable in accordance with their respective terms; and (ii) no claims by Grantor exist against Lender in connection with the making of the Loan and the transactions contemplated by the Loan Documents, or, if any such claims exist, they are hereby unconditionally and irrevocably waived, relinquished, and forever discharged.

ARTICLE 2
GRANTOR’S COVENANTS

2.1           Payment and Performance of Secured Obligations.  Borrower shall pay when due all sums which are now or which may become owing under the Loan Documents, and shall pay and perform all other Secured Obligations in accordance with their terms.

2.2           Payment of Taxes, Utilities, Liens and Charges.

(a)           Taxes and Assessments.  Except as they may otherwise be paid from reserves under Article 3, Grantor shall pay when due all taxes and assessments (including without limitation, nongovernmental levies or assessments such as maintenance charges, owner association dues, charges or fees, and levies and other charges arising from covenants, conditions or restrictions) levied, assessed or charged against or with respect to the Property or this Deed of Trust.  If required by Lender, Grantor shall pay all costs and expenses of a tax monitoring and verification service in order to verify to Lender that Grantor is in compliance with this Section.  Upon request, Grantor shall promptly furnish to Lender all notices of amounts due under this subparagraph and all receipts evidencing such payments.

DEED OF TRUST

(b)           Utilities.  Grantor shall pay when due all utility charges and assessments for services furnished the Property.

(c)           Labor and Materials.  Grantor shall pay when due the claims of all persons supplying labor or materials to or in connection with the Property.

(d)           Liens and Charges. Grantor shall promptly discharge any lien, encumbrance, or other charge, whether superior or inferior to this Deed of Trust, which may be claimed against the Property; provided that Grantor shall have the right to contest the amount or validity in whole or in part of any lien, encumbrance or other charge against the Property by appropriate proceedings conducted in good faith and with due diligence, in which event Grantor, upon prior written notice to Lender, may postpone or defer payment of such lien, encumbrance or other charge so long as such proceedings shall operate to prevent the collection of the lien, encumbrance or other charge, and provided that neither the Property nor any part thereof will, by reason of such postponement or deferment, be in danger of being forfeited or lost, and that Grantor, before the date such lien, encumbrance or other charge, becomes delinquent, gives such reasonable security as may be requested by Lender to ensure payment thereof and prevent any forfeiture or loss of the Property or any part thereof.

(e)           Taxes, Assessments and Other Charges Imposed on Lender.  If, at any time after the date of this Deed of Trust, any law is enacted or changed (including any interpretation thereof) which subjects Lender to any increase in any tax (except federal income taxes), assessment, or other charge, in any form measured by or based on any portion of the indebtedness secured by this Deed of Trust, Grantor shall pay such increased amount to Lender on demand; provided that if any such payment would be unlawful, Lender may declare all accrued interest and the entire principal balance of the Loan immediately due and payable.

2.3           Insurance.

(a)           Coverages Required.  Grantor shall keep the following insurance coverages in effect with respect to the Property:

(i)           Insurance against loss by fire and the hazards now or hereafter embraced by the standard “All Risk” form of insurance, in an amount equal at all times to the full insurable value of the Improvements, which during construction of the Improvements shall be in the “Builder’s Risk” form.  All such insurance coverage shall contain a “replacement cost endorsement” without reduction for depreciation, and shall also contain loss of rents and/or business interruption insurance coverage, a fluctuating value indorsement with a waiver of the co-insurance clause (or an agreed amount indorsement with an inflation guard endorsement), and shall contain such other indorsements as Lender may reasonably request.  All such indorsements shall be in form and substance satisfactory to Lender.

DEED OF TRUST

(ii)           Comprehensive public liability insurance against claims for bodily injury, death or property damage occurring on, in or about the Property in amounts and on terms acceptable to the Lender.

(iii)           Flood insurance in an amount satisfactory to Lender and on terms satisfactory to Lender if the Property is located in a designated flood hazard area.

(iv)           Insurance against such similar or other hazards, casualties, liabilities and contingencies, in such forms and amounts, as Lender may from time to time reasonably require.

(b)           Policies.  Each insurance policy will be in a company and form acceptable to Lender.  Each hazard insurance policy will include a Form 438BFU or equivalent mortgagee endorsement in favor of and in form acceptable to Lender.  All required policies will provide for at least ten (10) days’ written notice to Lender prior to the effective date of any cancellation or material amendment, which term shall include any reduction in the scope or limits of coverage.  Grantor shall furnish to Lender the original of each required insurance policy, or a certified copy thereof together with a certificate of insurance setting forth the coverage, the limits of liability, the carrier, the policy number and the expiration date.  As security for the Secured Obligations, Grantor hereby assigns to Lender all required insurance policies, together with all proceeds thereof, rights thereto and all unearned premiums returnable upon cancellation.

(c)           Payment; Renewals.  Grantor shall promptly furnish to Lender all renewal notices relating to insurance policies.  Except as the same may otherwise be paid from reserves under Article 3, Grantor shall pay all premiums on insurance policies directly to the carrier.  At least thirty (30) days prior to the expiration date of each such policy, Grantor shall furnish to Lender a renewal policy in a form acceptable to Lender, together with evidence that the renewal premium has been paid.

(d)           Application of Insurance Proceeds.  In the event of any loss, Grantor shall give prompt written notice thereof to the insurance carrier and Lender.  Grantor hereby authorizes Lender as Grantor’s attorney-in-fact to make proof of loss, to adjust and compromise any claim, to commence, appear in and prosecute, in Lender’s or Grantor’s name, any action relating to any claim, and to collect and receive insurance proceeds; provided, however, that Lender shall have no obligation to do so.  Lender shall apply any insurance proceeds received by it hereunder first to the payment of the costs and expenses incurred in the collection of the proceeds and then, in its absolute discretion and without regard to the adequacy of its security, to:

(i)           The payment of the Secured Obligations, whether then due and payable or not.  Any such application of proceeds to principal on the Loan shall be without the imposition of any prepayment fee otherwise payable under the Loan Documents, but shall not extend or postpone the due dates of the installment payments under the Loan Documents, or change the amounts thereof; or

(ii)           The reimbursement of Grantor, under Lender prescribed disbursement control procedures, for the cost of restoration or repair of the Property.  Lender may, at its option, condition the reimbursement on Lender’s approval of the plans and specifications of the reconstruction, contractor’s cost estimates, architect’s certificates, waivers of liens, sworn statements of mechanics and materialmen, and such other evidence of costs, percentage completion of construction, application of payments and satisfaction of liens as Lender may reasonably require.

DEED OF TRUST

Except to the extent that insurance proceeds are applied to payment of the Secured Obligations, nothing herein contained shall be deemed to excuse Grantor from restoring, repairing or maintaining the Property as provided in Section 2.4, regardless of whether or not there are insurance proceeds available or whether any such proceeds are sufficient in amount.

(e)           Transfer of Title.  If the Property is sold pursuant to Article 8 or if Lender otherwise acquires title to the Property, Lender shall have all of the right, title and interest of Grantor in and to any insurance policies and unearned premiums thereon and in and to the proceeds resulting from any damage to the Property prior to such sale or acquisition.

(f)           Notice Under ORS 746.201 — WARNING.

Unless Borrower provides Lender with evidence of insurance coverage as required by this Deed of Trust, Lender may purchase insurance at Borrower’s expense to protect Lender’s interest.  This insurance may, but need not, also protect Borrower’s interest.  If the Property is damaged, the coverage purchased by Lender may not pay any claim made by Borrower or any claim made against Borrower.  Borrower may later cancel the coverage obtained by Lender by providing evidence that it has provided the insurance coverage required by this Deed of Trust.

Borrower is responsible for the cost of any insurance obtained by Lender.  The cost of that insurance may be added to the Obligations secured by this Deed of Trust.  If the cost is added the Secondary Rate will apply to the added amount.  The effective date of coverage may be the date Borrower’s prior coverage lapsed or the date Borrower failed to provide proof of coverage.

The coverage purchased by Lender may be considerably more expensive than insurance Borrower may be able to obtain on its own and may not satisfy the need for property damage coverage or any mandatory liability insurance requirements imposed by applicable law.

2.4           Preservation and Maintenance of Property; Right of Entry.

(a)           Preservation and Maintenance.  Grantor represents and warrants that the Improvements are free from damage caused by fire or other casualty.  Grantor shall (i) not commit or suffer any waste or permit any impairment or deterioration of the Property, (ii) not abandon the Property, (iii) restore or repair promptly and in a good and workmanlike manner all or any part of the Property to the equivalent of its original condition, or such other condition as Lender may approve in writing, in the event of any damage, injury or loss thereto, whether or not insurance proceeds are available to cover in whole or in part the costs of such restoration or repair, (iv) keep the Property, including improvements, fixtures, equipment, machinery and appliances thereon, in good condition and repair and shall replace fixtures, equipment, machinery and appliances of the Property when necessary to keep such items in good condition and repair, and (v) generally operate and maintain the Property in a commercially reasonable manner..

DEED OF TRUST

(b)           Alterations.  None of the Improvements shall be structurally altered, removed or demolished, in whole or in part, without Lender’s prior written consent, nor shall any fixture or chattel covered by this Deed of Trust and adapted to the use and enjoyment of the Property be removed at any time without like consent unless actually replaced by an article of equal suitability which is owned by Grantor free and clear of any lien or security interest.

(c)           Right of Entry.  Lender is hereby authorized to enter the Property, including the interior of any structures, at reasonable times and after reasonable notice, for the purpose of inspecting the Property to determine Grantor’s compliance with this Section.

2.5           Parking.  If any part of any vehicle parking areas included within the Property is taken by condemnation, and before any parking areas are diminished for any other reason, Grantor shall take all actions as are necessary to provide substitute parking facilities in kind, size and location as necessary to comply with all governmental zoning and other regulations and all leases.  Before making any contract for substitute parking facilities, Grantor shall furnish to Lender satisfactory assurance of completion thereof free of liens and in conformity with all government zoning, and other regulations.

2.6           Use of Property.  Grantor shall comply with all laws, ordinances, regulations and requirements of any governmental body, and all other covenants, conditions and restrictions applicable to the Property, and pay all fees and charges in connection therewith.  Unless required by applicable law or unless Lender has otherwise agreed in writing, Grantor shall not allow changes in the use for which all or any part of the Property was intended at the time this Deed of Trust was executed.  Grantor shall not initiate or acquiesce in a change in the zoning classification of the Property without Lender’s prior written consent.

2.7           Condemnation.

(a)           Proceedings.  Grantor shall promptly notify Lender of any action or proceeding relating to any condemnation or other taking (including without limitation any change in the grade of the Property), whether direct or indirect, of the Property or part thereof or interest therein, and Grantor shall appear in and prosecute any such action or proceeding unless otherwise directed by Lender in writing.  Grantor authorizes Lender, at Lender’s option, as attorney-in-fact for Grantor, to commence, appear in and prosecute, in Lender’s or Grantor’s name, any action or proceeding relating to any such condemnation or other taking, and to settle or compromise any claim in connection with such condemnation or other taking.  All awards, payments, damages, direct, consequential and otherwise, claims, and proceeds thereof, in connection with any such condemnation or other taking, or for conveyances in lieu of condemnation, are hereby assigned to Lender, and all proceeds of any such awards, payments, damages or claims shall be paid to Lender.

(b)           Application of Condemnation Proceeds.  Lender shall apply any such proceeds in the manner and upon the terms and conditions set forth in Section 2.3(d) relating to the application of insurance proceeds.

2.8           Protection of Lender’s Security.  Grantor shall give notice to Lender of and shall appear in and defend any action or proceeding that may affect the Property, the interests of Lender or Trustee therein, or the rights or remedies of Lender or Trustee under the Loan Documents.  If any such action or proceeding is commenced, or Grantor fails to perform any obligation under the Loan Documents, Lender or Trustee may, at their option, make any appearances, disburse any sums, make any entries upon the Property, and take any actions as may be necessary or desirable to protect or enforce the security of this Deed of Trust, remedy any failure by Borrower or Grantor to perform its obligations under the Loan Documents (and without waiving such default), or otherwise protect Lender’s or Trustee’s interests.  Grantor shall pay all losses, damages, fees, costs, and expenses incurred by Lender and Trustee in taking such actions; including without limitation reasonable legal fees.

DEED OF TRUST

2.9           Reimbursement of Lender’s and Trustee’s Expenses.  All amounts disbursed by Lender and Trustee pursuant to Section 2.8 or any other provision of this Deed of Trust, with interest thereon, shall be additional indebtedness secured by this Deed of Trust.  All such amounts shall be immediately due and payable and bear interest from the date of disbursement at the lesser of the default rate under the Loan Documents, or the maximum rate permitted by law.

2.10           Books and Records; Financial Information.  Grantor shall keep and maintain at Grantor’s address stated above, or such other place as Lender may approve in writing, books of accounts and records adequate to reflect correctly the results of the operation of the Property, and copies of all written contracts, leases and other instruments which affect the Property.  Such, books, records, contracts, leases and other instruments shall be subject to examination, inspection and copying at any reasonable time by Lender.  Grantor shall furnish to Lender within thirty (30) days after Lender’s request, a rent roll for the Property, certified by Grantor, showing the name of each tenant, the space occupied, the lease expiration date, the monthly rent, the date to which rent has been paid, and any deposit Grantor is holding, and such other financial statements and financial information related to Grantor and/or the Property as Lender may request from time to time.

ARTICLE 3
RESERVES

3.1           Deposits.  If required by Lender, Grantor shall, at the time of making each monthly installment payment under the Loan Documents, deposit with Lender a sum, as estimated by Lender, equal to the taxes and special assessments next due on the Property, and the premiums that will next become due on insurance policies as may be required under this Deed of Trust, less all sums already deposited therefor, divided by the number of months to elapse before two (2) months prior to the date when such taxes, special assessments and premiums will become delinquent.  Lender may require Grantor to deposit with Lender, in advance, such other sums for other taxes, assessments, premiums, charges and impositions in connection with Grantor or the Property as Lender reasonably deems necessary to protect Lender’s interests (“Other Impositions”).  Such sums for Other Impositions shall be deposited in a lump sum or in periodic installments, at Lender’s option.  If required by Lender, Grantor shall promptly deliver to Lender all bills and notices with respect to any taxes, assessments, premiums and Other Impositions.  Unless Grantor and Lender otherwise agree in writing, Lender shall not be required to pay Grantor any interest, earnings or profits on any sums deposited with Lender.  All sums deposited with Lender under this Section 3.1 are hereby pledged as security for the Secured Obligations.

3.2           Application of Deposits.  All such deposited sums shall be held by Lender and applied in such order as Lender elects to pay such taxes, assessments, premiums and Other Impositions or, upon any Event of Default, may be applied in whole or in part, to the Secured Obligations.  The arrangement provided for in this Article 3 is solely for the added protection of Lender and entails no responsibility on Lender’s part beyond the allowing of due credit, without interest, for the sums actually received by it.  Upon any assignment of this Deed of Trust by Lender, any funds on hand shall be turned over to the assignee and any responsibility of Lender with respect thereto shall terminate.  Each transfer of the Property in accordance with Article 4 below shall automatically transfer to the transferee all rights of Grantor with respect to any funds deposited hereunder.  Upon payment in full of the Secured Obligations, Lender shall promptly refund to Grantor the remaining balance of any deposits then held by Lender.

DEED OF TRUST

3.3           Adjustments to Deposits.  If the total deposits held by Lender exceeds the amount deemed necessary by Lender to provide for the payment of such taxes, assessments, premiums and Other Impositions, such excess shall, provided there is no Event of Default or any event which would constitute an Event of Default if not cured within the time allowed, be credited by Lender on the next due installment or installments of such deposits.  If at any time the total deposits held by Lender are less than the amount deemed necessary by Lender to provide for the payment of such taxes, assessments, premiums and Other Impositions, Grantor shall promptly deposit the deficiency with Lender after receipt of written demand from Lender.

3.4           Conditional Waiver.  Notwithstanding the foregoing, Beneficiary shall not require the payment of reserves as provided in this Article until a delinquency occurs in the payment of such taxes, assessments, premium and Other Impositions, or the occurrence of an Event of Default.

ARTICLE 4
RESTRICTIONS ON TRANSFER OR ENCUMBRANCE

To the maximum extent permitted by applicable law, all Secured Obligations shall become immediately due and payable in full in the event the Property or any part thereof or interest therein is encumbered, sold (by contract or otherwise), conveyed, or otherwise transferred by Grantor; or if there is any change in the ownership or control of any of 30% or more of Grantor’s stock if Grantor is a corporation, the ownership or control of any general partnership interest in Grantor if Grantor is a partnership, the ownership of any beneficial interests in Grantor if Grantor is not otherwise a natural person or persons, and the ownership of stock, any general partnership interest, or any other beneficial interest in any corporation, partnership or other entity that has an ownership interest in Grantor.  The failure to pay all Secured Obligations as required in this Section shall constitute an Event of Default hereunder.

ARTICLE 5
UNIFORM COMMERCIAL CODE SECURITY AGREEMENT

5.1           Grant to Lender.  This Deed of Trust constitutes a security agreement pursuant to the Uniform Commercial Code with respect to:

(a)           Any of the Property which, under applicable law, is not real property or effectively made part of the real property by the provisions of this Deed of Trust; and

DEED OF TRUST

(b)           Any and all other property now or hereafter described on any Uniform Commercial Code Financing Statement naming Grantor as Debtor and Lender as Secured Party and affecting property in any way connected with the use and enjoyment of the Property (any and all such other property constituting Property for purposes of this Deed of Trust); and Grantor hereby grants Lender a security interest in all property described in clauses (a) and (b) above as security for the Secured Obligations.  Grantor and Lender agree, however, that neither the foregoing grant of a security interest nor the filing of any such financing statement shall be construed as limiting the parties’ stated intention that everything used in connection with the production of income from the Property, or adapted for use therein, or which is described or reflected in this Deed of Trust, is and at all times shall be regarded as part of the Land.   A photographic copy or other reproduction of this Deed of Trust or any financing statement is sufficient as a financing statement and may be filed as such.

5.2           Lender’s Rights and Remedies.  With respect to the property subject to the foregoing security interest, Lender shall have all of the rights and remedies of a secured party under the Uniform Commercial Code, and as provided herein, including without limitation the right to cause such Property to be sold by Trustee under the power of sale granted by this Deed of Trust, and as provided by law.  In exercising its remedies, Lender may proceed against the items of real property and any items of personal property separately or together and in any order whatsoever without in any way affecting the availability of Lender’s remedies.  Upon demand by Lender following an Event of Default hereunder, Grantor will assemble any items of personal property and make them available to Lender at the Property.  Lender shall give Grantor at least five (5) days’ prior written notice of the time and place of any public sale or other disposition of such Property or of the time of or after which any private sale or any other intended disposition is to be made. Any person permitted by law to purchase at any such sale may do so.  Such Property may be sold at any one or more public or private sales as permitted by applicable law.

5.3           Filing of Financing Statement.  Grantor warrants and represents to Lender that the name and address of Grantor set out on the first page of this Deed of Trust are complete and accurate, and Grantor authorizes Lender to file a financing statement describing all personal property collateral included within the Property.

ARTICLE 6
ASSIGNMENT OF RENTS AND LEASES; LEASES OF PROPERTY;
APPOINTMENT OF RECEIVER, LENDER IN POSSESSION

6.1           Assignment of Rents and Leases. As an absolute assignment and not as additional security for the Secured Obligations, Grantor hereby absolutely and unconditionally assigns and transfers to Lender all right, title and interest of Grantor in and to: any and all present and future leases, subleases, and other agreements for the occupancy or use of all or any part of the Property, and any and all extensions, renewals and replacements thereof (“Leases”); all cash or security deposits, advance rentals and deposits of a similar nature under the Leases; any and all Lease guarantees; and all rents, issues, profits and revenues (“Rents”) now due or which may become due or to which Grantor may now or shall hereafter become entitled or may demand or claim (including Rents coming due during any redemption period), arising or issuing from or out of any and all Leases, including without limitation minimum, additional, percentage and deficiency rents and liquidated damages.

DEED OF TRUST

6.2           Collection of Rents.  Prior to any Event of Default hereunder, Grantor shall have a license to, and shall, collect and receive all Rents of the Property as trustee for the benefit of Lender and Grantor, apply the Rents so collected first to the payment of taxes, assessments and other charges on the Property prior to delinquency, second to the cost of insurance, maintenance and repairs required by the terms of this Deed of Trust, third to the costs of discharging any obligation or liability of Grantor under the Leases, and fourth to the Secured Obligations, with the balance, if any, to the account of Grantor provided there is no Event of Default.  Upon delivery of written notice by Lender to Grantor of an Event of Default hereunder and stating that Lender exercises its rights to the Rents, and without the necessity of Lender entering upon and taking and maintaining full control of the Property in person, by agent or by a court-appointed receiver, Lender shall immediately be entitled to possession of all Rents from the Property as the same become due and payable including without limitation Rents then due and unpaid, and all such Rents shall immediately upon delivery of such notice be held by Grantor as trustee for the benefit of Lender only.  Upon delivery of such written notice by Lender, Grantor hereby agrees to direct each tenant or occupant of the Property to pay all Rents to Lender on Lender’s written demand therefor, without any liability on the part of said tenant or occupant to inquire further as to the existence of a default by Grantor.  Grantor hereby authorizes Lender as Grantor’s attorney-in-fact to make such direction to tenants and occupants upon Grantor’s failure to do so as required herein.  Payments made to Lender by tenants or occupants shall, as to such tenants and occupants, be in discharge of the payors’ obligations to Grantor.  Lender may exercise, in Lender’s or Grantor’s name, all rights and remedies available to Grantor with respect to collection of Rents.  Nothing herein contained shall be construed as obligating Lender to perform any of Grantor’s obligations under any of the Leases.

6.3           Grantor’s Representations and Warranties.  Grantor hereby represents and warrants to Lender that Grantor has not executed and will not execute any other assignment of said Leases or Rents, that Grantor has not performed and will not perform any acts and has not executed and will not execute any instrument which would prevent Lender from exercising its rights under this Article 6, and that at the time of execution of this Deed of Trust there has been no anticipation or prepayment of any of the Rents of the Property for more than two (2) months prior to the due dates thereof.  Grantor further represents and warrants to Lender that all existing Leases are in good standing and there is no default thereunder, whether by Grantor or lessee, and that, to Grantor’s knowledge, there is no event or condition which, with notice or the passage of time or both, would be a default thereunder.  Grantor shall execute and deliver to Lender such further assignments of rents and leases of the Property as Lender may from time to time request.

6.4           Leases of the Property.  Grantor shall comply with and observe Grantor’s obligations as landlord under all Leases and will do all that is necessary to preserve all Leases in force and free from any right of counterclaim, defense or setoff.  At Lender’s request, Grantor shall furnish Lender with executed copies of all Leases now existing or hereafter made and all Leases hereafter entered into will be on a form and in substance satisfactory to Lender.  All commercial Leases will specifically provide that the tenant attorns to any person succeeding to the interest of Grantor upon any foreclosure of this Deed of Trust or conveyance in lieu thereof, such attornment shall be in such form as Lender may approve and shall provide that Tenant shall not have the right of set off or defense to payment of rents for any event or act that occurred prior to such successor obtaining title to Grantor’s interest except to the extent such event or act is continuing at the time such successor obtains such title. Tenant shall also agree to execute such further evidences of attornment as Lender may from time to time request.  Without Lender’s written consent, Grantor shall not collect or accept payment of any Rents of the Property more than two (2) months prior to the due dates thereof.

DEED OF TRUST

6.5           Lender in Possession; Appointment of Receiver.  Upon any Event of Default hereunder, Lender may, in person, by agent or by a court-appointed receiver, regardless of the adequacy of Lender’s security, enter upon and take and maintain full control of the Property in order to perform all acts necessary and appropriate for the operation and maintenance thereof in the same manner and to the same extent as Grantor could do the same, including without limitation the execution, enforcement, cancellation and modification of Leases, the collection of all Rents of the Property, the removal and eviction of tenants and other occupants, the making of alterations and repairs to the Property, and the execution and termination of contracts providing for management or maintenance of the Property, all on such terms as are deemed best by Lender to protect the security of this Deed of Trust.  From and after the occurrence of any such Event of Default, if any owner of the Property shall occupy the Property or part thereof such owner shall pay to Lender in advance on the first day of each month a reasonable rental for the space so occupied, and upon failure so to do Lender shall be entitled to remove such owner from the Property by any appropriate action or proceedings.  Following an Event of Default hereunder, Lender shall be entitled (regardless of the adequacy of Lender’s security) to the appointment of a receiver, Grantor hereby consenting to the appointment of such receiver.  Said receiver may serve without bond and may be Lender or an employee of Lender.  The receiver shall have, in addition to all the rights and powers customarily given to and exercised by such receivers, all the rights and  powers granted to Lender in this Article. Lender or the receiver shall be entitled to receive a reasonable fee for so managing the Property.

6.6           Application of Rents.  All Rents collected subsequent to delivery of written notice by Lender to Grantor of an Event of Default hereunder may be applied first to the costs, if any, of taking control of and managing the Property and collecting the Rents, including without limitation attorneys’ fees, receiver’s fees, premiums on receiver’s bonds, costs of maintenance and repairs to the Property, premiums on insurance policies, taxes, assessments and other charges on the Property, and the costs of discharging any obligation or liability of Grantor under the Leases, and then to the Secured Obligations.  Lender or the receiver shall be liable to account only for those Rents actually received.  Lender shall not be liable to Grantor, anyone claiming under or through Grantor or anyone having an interest in the Property by reason of anything done or left undone by Lender under this Article.

6.7           Deficiencies.  To the extent, if any, that the costs of taking control of and managing the Property, collecting the Rents, and discharging obligations and liabilities of Grantor under the Leases, exceed the Rents of the Property, the excess sums expended for such purposes shall be indebtedness secured by this Deed of Trust.  Such excess sums shall be payable upon demand by Lender and shall bear interest from the date of disbursement at the greater of the default rate under the Loan Documents, or the maximum rate permitted by law.

6.8           Lender Not Mortgagee in Possession.  Nothing herein shall constitute Lender a “mortgagee in possession” prior to its actual entry upon and taking possession of the Property.  Entry upon and taking possession by a receiver shall not constitute possession by Lender.

DEED OF TRUST

6.9           Enforcement.  Lender may enforce this assignment without first resorting to or exhausting any security or collateral for the Secured Obligations.

6.10           Prior Rights.  If Lender has approved a prior deed of trust or mortgage as part of the approved Permitted Exceptions on the Property, then Lender’s rights under this Article shall be subject to and subordinate to the rights, if any, of the lender(s) holding such prior rights under such prior lien(s), to the extent such rights are legally valid, enforceable and enforced by such lender(s).

ARTICLE 7
EVENTS OF DEFAULT

7.1           Events of Default.  Any one or more of the following is an Event of Default hereunder:

(a)           Failure to make any payment when due under the Loan Agreement, this Deed of Trust, or any of the other Loan Documents.

(b)           Failure to pay all Secured Obligations in full as required under Article 4.

(c)           Failure to perform any other covenant, agreement or obligation under this Deed of Trust (other than the payment of money) if not cured within the time allowed, if any.

(d)           Occurrence of an Event of Default under the Loan Agreement or any of the other Loan Documents, the Indemnity Agreement and/or any of the Permitted Exceptions that is not cured within the applicable cure period (if any) set forth therein.

(e)           Grantor or any trustee of Grantor files a petition in bankruptcy or for an arrangement, reorganization or any other form of debtor relief, or such a petition is filed against Grantor or any trustee of Grantor and the petition is not dismissed within forty-five (45) days after filing.

(f)           A decree or order is entered for the appointment of a trustee, receiver or liquidator for Grantor or Grantor’s property, and such decree or order is not vacated within forty-five (45) days after the date of entry.

(g)           Grantor commences any proceeding for dissolution or liquidation, or any such proceeding is commenced against Grantor and the proceeding is not dismissed within forty-five (45) days after the date of commencement.

(h)           Grantor makes an assignment for the benefit of its creditors, or admits in writing its inability to pay its debts generally as they become due.

(i)           There is an attachment, execution or other judicial seizure of any portion of Grantor’s assets and such seizure is not discharged within ten (10) days.

(j)           Any representation or disclosure made to Lender by Grantor or any guarantor in connection with the Secured Obligations proves to be materially false or misleading when made, whether or not that representation or disclosure is expressly set forth in the Loan Documents.

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(k)           A default occurs under any other indebtedness now or hereafter owing to Lender on which Grantor or any obligor under the Loan Agreement or any guarantor of the Loan is a maker or a guarantor, and such default is not cured within the applicable cure period if any, under the instrument(s) evidencing such indebtedness.

(l)           A default occurs under any lien encumbering the Property, or under any obligation which is secured by a lien encumbering the Property.

7.2           Inapplicability of Cure Periods.  All cure periods provided in this Deed of Trust or the other Loan Documents shall be inapplicable if, in Lender’s reasonable judgment, the default is not capable of being cured within the time allowed, or a delay in Lender’s enforcement of its rights and remedies may result in a material impairment of its security.

7.3           Form of Notice.  At Lender’s option, any written notice of default given to Grantor under Section 7.1 may be given in the form of a statutory notice of default under the laws of the state in which the Property is located pertaining to nonjudicial foreclosures of trust deeds, or any other form as Lender may elect.

ARTICLE 8
REMEDIES

8.1           Acceleration Upon Default: Additional Remedies.  Upon any Event of Default, Lender may, at its option and without notice to or demand upon Grantor, exercise any one or more of the following actions:

(a)           Declare all the Secured Obligations immediately due and payable.

(b)           Bring a court action to enforce the provisions of this Deed of Trust or any of the other Loan Documents.

(c)           Foreclose this Deed of Trust as a mortgage.

(d)           Cause any or all of the Property to be sold under the power of sale granted by this Deed of Trust in any manner permitted by applicable law.

(e)           Elect to exercise its rights with respect to the Leases and the Rents.

(f)           Exercise any or all of the other rights and remedies under this Deed of Trust and the other Loan Documents.

(g)           Exercise any other right or remedy available under law or in equity.

8.2           Exercise of Power of Sale.  For any sale under the power of sale granted by this Deed of Trust, Lender or Trustee shall record and give all notices required by law and then, upon the expiration of such time as is required by law, Trustee may sell the Property upon any terms and conditions specified by Lender and permitted by applicable law.  Trustee may postpone any sale by public announcement at the time and place noticed for the sale.  If the Property includes several lots or parcels, Lender in its discretion may designate their order of sale or may elect to sell all of them as an entirety.  The Property, real, personal and mixed, may be sold in one parcel.  To the extent any of the Property sold by the Trustee is personal property, then Trustee shall be acting as the agent of the Lender in selling such Property.  Any person permitted by law to do so may purchase at any sale.  Upon any sale, Trustee will execute and deliver to the purchaser or purchasers a deed or deeds conveying the Property sold, but without any covenant or warranty, express or implied, and the recitals in the Trustee’s deed showing that the sale was conducted in compliance with all the requirements of law shall be prima facie evidence of such compliance and conclusive evidence thereof in favor of bona fide purchasers and encumbrances for value.

DEED OF TRUST

8.3           Application of Sale Proceeds. Except as may otherwise be required by law, the proceeds of any sale under this Deed of Trust will be applied in the following priority:

First:  Payment of the costs and expenses of the sale, including without limitation Trustee’s fees, legal fees and disbursements, title charges and transfer taxes, and payment of all expenses, liabilities and advances of Trustee, together with interest on all advances made by Trustee from date of disbursement at the applicable interest rate under the Loan Documents from time to time or at the maximum rate permitted to be charged by Trustee under the applicable law if that is less.

Second:  Payment of all sums expended by Lender under the terms of this Deed of Trust and not yet repaid, together with interest on such sums from date of disbursement at the applicable interest rate under the Loan Documents from time to time or the maximum rate permitted by applicable law if that is less.

Third:   Payment of all other Secured Obligations in any order that the Lender chooses.

Fourth:  The remainder, if any, to the person or persons legally entitled to it.

8.4           Waiver of Order of Sale and Marshalling.  Lender shall have the right to determine the order in which any or all portions of the secured indebtedness are satisfied from the proceeds realized upon the exercise of any remedies provided herein.  Grantor, any party who consents to this Deed of Trust and any party who now or hereafter acquires a security interest in the Property and who has actual or constructive notice hereof, hereby waives any and all right to require marshalling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein, or to direct the order in which any of the Property will be sold in the event of any sale under this Deed of Trust.

8.5           Non-Waiver of Defaults.  The entering upon and taking possession of the Property, the collection of Rents or the proceeds of fire and other insurance policies or compensation or awards for any taking or damage of the Property, and the application or release thereof as herein provided, shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

8.6           Expenses During Redemption Period.  If this Deed of Trust is foreclosed through court action and the Property sold at a foreclosure sale, the Purchaser may during any redemption period allowed, make such repairs or alterations on the Property as may be reasonably necessary for the proper operation, care, preservation, protection and insuring thereof.  Any sums so paid together with interest thereon from the time of such expenditure at the greater of the default rate under the Loan Documents, or the maximum rate permitted by law, shall be added to and become a part of the amount required to be paid for redemption from such sale.

DEED OF TRUST

8.7           Foreclosure Subject to Tenancies.  Lender shall have the right at its option to foreclose this Deed of Trust subject to the rights of any tenant or tenants of the Property.

8.8           Evasion of Prepayment Terms.  If any Event of Default has occurred, a tender of payment of the indebtedness secured hereby at any time prior to or at a judicial or non-judicial foreclosure sale of the Property by Grantor, or anyone on behalf of Grantor, shall constitute an evasion of any prepayment terms of the Loan Documents and shall constitute a voluntary prepayment thereunder and any such tender shall include any prepayment premium required under the Loan Documents.

8.9           Remedies Cumulative.  To the extent permitted by law, every right and remedy provided in this Deed of Trust is distinct and cumulative to all other rights or remedies under this Deed of Trust or afforded by law or equity or any other agreement between Lender and Grantor, and may be exercised concurrently, independently or successively, in any order whatsoever.  Lender may exercise any of its rights and remedies at its option without regard to the adequacy of its security.

8.10           Lender’s and Trustee’s Expenses.  Grantor shall pay all of Lender’s and Trustee’s expenses incurred in any efforts to enforce any terms of this Deed of Trust, whether or not any suit is filed, including without limitation legal fees and disbursements, foreclosure costs, appraisal fees, environmental site assessment expenses, and title charges, including without limitation, costs and expenses incurred in any bankruptcy, reorganization, liquidation, receivership, or similar proceeding.  All such sums, with interest thereon, shall be additional indebtedness of Grantor secured by this Deed of Trust.  Such sums shall be immediately due and payable and shall bear interest from the date of disbursement at the lesser of the default rate under the Loan Documents, or the maximum rate permitted by law.

ARTICLE 9
GENERAL

9.1           No Offset.  Grantor’s obligation to timely pay and perform all obligations under the Loan, this Deed of Trust, and the other Loan Documents shall be absolute and unconditional and shall not be affected by any event or circumstance, including without limitation any setoff, counterclaim, abatement, suspension, recoupment, deduction, defense or any other right that Grantor or any guarantor may have or claim against Lender or any other person or entity.  The foregoing shall not constitute a waiver of any claim or demand which Grantor or any guarantor may have in damages or otherwise against Lender or any other person or entity; provided that Grantor shall maintain a separate action thereon.

9.2           Application of Payments.  Except as applicable law or this Deed of Trust may otherwise provide, all payments received by Lender on the Loan or this Deed of Trust shall be applied by Lender in the following order of priority: Lender’s and Trustee’s expenses incurred in any efforts to enforce any terms of this Deed of Trust; interest payable on advances made to protect the security of this Deed of Trust; principal of such advances; amounts payable to Lender by Grantor under Article 3 for reserves; interest and late charges payable on the Loan; principal of the Loan; and any other Secured Obligations in such order as Lender, at its option, may determine; provided, however, that Lender may, at its option, apply any such payments received to interest or principal prior to applying such payments to interest on and principal of advances made to protect the security of this Deed of Trust.

DEED OF TRUST

9.3           Reconveyance.  Upon payment of all sums secured by this Deed of Trust, Lender shall request Trustee to reconvey the Property and shall surrender this Deed of Trust and all notes evidencing indebtedness secured by this Deed of Trust to Trustee.  Trustee shall reconvey this Property without warranty to the person or persons legally entitled thereto.  The grantee in any reconveyance may be described as the “person or persons legally entitled thereto,” and the recitals therein of any matters or facts shall be conclusive proof of the truthfulness thereof.  Such person or persons shall pay Trustee’s reasonable costs incurred in so reconveying the Property.

9.4           Successor Trustee.  In accordance with applicable law, Lender may from time to time appoint a successor trustee to any Trustee appointed hereunder.  Without conveyance of the Property, the successor trustee shall succeed to all the title, power and duties conferred upon the Trustee herein and by applicable law.

9.5           Lenders Powers.  Without affecting the liability of any person for payment or performance of the Secured Obligations or any of Lender’s rights or remedies, Lender, at its option, may extend the time for payment of the indebtedness secured hereby or any part thereof, reduce payment thereon, release anyone liable on any of said indebtedness, accept a renewal note or notes therefor, modify the terms and time of payment of the indebtedness, release the lien of this Deed of Trust on any part of the Property, take or release other or additional security, release or reconvey or cause to be released or reconveyed all or any part of the Property, or consent and/or cause Trustee to consent to the making of any map or plat of the Property, consent or cause Trustee to consent to the granting of any easement or creating any restriction on the Property or join or cause Trustee to join in any subordination or other agreement affecting this Deed of Trust or the lien or charge hereof.  Grantor shall pay Lender a reasonable service charge, together with such title insurance premiums and attorneys’ fees as may be incurred at Lender’s option, for any such action if taken at Grantor’s request.

9.6           Subrogation.  Lender shall be subrogated for further security to the lien, although released of record, of any and all encumbrances discharged, in whole or in part, by the proceeds of the Loan or any other indebtedness secured hereby.

9.7           Limitation On Interest and Charges.  Interest, fees and charges collected or to be collected in connection with the indebtedness secured hereby shall not exceed the maximum, if any, permitted by any applicable law.  If any such law is interpreted so that said interest, fees and/or charges would exceed any such maximum and Grantor is entitled to the benefit of such law, then such interest, fees and/or charges shall be reduced by the amount necessary to reduce the same to the permitted maximum, and any sums already paid to Lender which exceeded the permitted maximum will be refunded.  Lender may choose to make the refund either by treating the payments, to the extent of the excess, as prepayments of principal or by making a direct payment to the person(s) entitled thereto.  No prepayment premium shall be assessed on prepayments under this Section.  The provisions of this Section shall control over any inconsistent provision of this Deed of Trust or any other Loan Documents.

DEED OF TRUST

9.8           Additional Documents: Power of Attorney.  Grantor, from time to time, shall execute, acknowledge and deliver to Lender upon request, and hereby irrevocably appoints Lender its attorney-in-fact to execute, acknowledge, deliver and if appropriate file and record, such security agreements, assignments for security purposes, assignments absolute, financing statements, affidavits, certificates and other documents, in form and substance satisfactory to Lender, as Lender may request in order to perfect, preserve, continue, extend or maintain the assignments herein contained, the lien and security interest under this Deed of Trust, and the priority thereof.  Grantor shall pay to Lender upon request therefor all costs and expenses incurred in connection with the preparation, execution, recording and filing of any such document.

9.9           Waiver of Statute of Limitations.  To the full extent Grantor may do so, Grantor hereby waives the right to assert any statute of limitations as a defense to the enforcement of the lien of this Deed of Trust or to any, action brought to enforce the Loan Documents or any other obligation secured by this Deed of Trust.

9.10           Forbearance By Lender Not a Waiver.  Any forbearance by Lender in exercising any right or remedy hereunder, or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any right or remedy, and no waiver by Lender of any particular default shall constitute a waiver of any other default or of any similar default in the future.  Without limiting the generality of the foregoing, the acceptance by Lender of payment of any sum secured by this Deed of Trust after the due date thereof shall not be a waiver of Lender’s right to either require prompt payment when due of all other sums so secured or to declare a default for failure to make prompt payment.  The procurement of insurance or the payment of taxes or other liens or charges by Lender shall not be a waiver of Lender’s right to accelerate the maturity of the indebtedness secured by this Deed of Trust, nor shall Lender’s receipt of any awards, proceeds or damages under Sections 2.3 and 2.7 hereof operate to cure or waive any default in payment of sums secured by this Deed of Trust.

9.11           Waiver of Jury Trial.  LENDER AND GRANTOR WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS DEED OF TRUST AND THE OTHER LOAN DOCUMENTS OR OTHERWISE RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP SECURED HEREBY, AND EACH AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

9.12           Modifications and Waivers.  This Deed of Trust cannot be waived, changed, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, discharge or termination is sought.

9.13           Notice.  Any notice to Grantor under this Deed of Trust shall be to the address noted above or such other address as may be designated by Grantor in writing and shall be deemed to have been given on the date delivered in the case of personal delivery or, if mailed, three (3) days after the postmark thereof.

DEED OF TRUST

9.14           Governing Law; Venue. This Deed of Trust and all other Loan Documents shall be construed, enforced and otherwise governed exclusively by the laws of the State of Washington to the greatest extent possible, except that matters relating to the validity and enforcement of the lien of the Deed of Trust shall be governed by the laws of the State of Oregon (the “Property State”) to the extent necessary.  Grantor agrees that to the fullest extent permitted by law, Washington law shall apply to all actions, defenses and remedies including without limitation the existence and calculation of any deficiency judgment upon foreclosure of any of the Deed of Trust, and that the courts of the State of Washington, at Lender’s sole and exclusive election, shall have exclusive jurisdiction of all actions, proceedings, defenses or remedies arising out of the execution or enforcement of this Deed of Trust or any of the other Loan Documents.  Grantor consents to personal jurisdiction in the courts of Washington and the Property State, as provided herein.  Grantor waives any objection based upon forum non conveniens or similar arguments.

9.15           Severability: Captions. If any provision or clause of this Deed of Trust conflicts with applicable law, such conflicts shall not affect other provisions or clauses hereof which can be given effect without the conflicting provision, and to this end the provisions hereof are declared to be severable.  The captions and headings of the paragraphs and articles of this Deed of Trust are for convenience only and are not to be used to interpret or define the provisions hereof.

9.16           Definitions.  As used herein: the term “Grantor” means the Grantor herein named, together with any subsequent owner of the Property or any part thereof or interest therein; the term “Trustee” means the Trustee herein named, together with any successor Trustee; and the term “Lender” means the Lender herein named, together with any subsequent owner or holder of the Loan or any interest therein, including pledges, assignees and participants.

9.17           Successors and Assigns Joint and Several Liability; Agents.  This Deed of Trust shall bind and inure to the benefit of the parties hereto and their respective heirs, devisees, legatees, administrators, executors, successors and assigns, subject to the provisions of Article 4 hereof.  Each person executing this Deed of Trust as Grantor shall be jointly and severally liable for all obligations of Grantor hereunder.  In exercising any rights hereunder or taking actions provided for herein, Lender and Trustee may act through their respective employees, agents or independent contractors as authorized by Lender and Trustee.

9.18           Number: Gender.  This Deed of Trust shall be construed so that wherever applicable the use of the singular number shall include the plural number, and vice versa, and the use of any gender shall be applicable to all genders.

9.19           Time.  Time is of the essence in connection with all obligations of Grantor herein.

9.20           Attorney Fees.  As used in this Deed of Trust and the Loan Documents, “legal fees” and “attorney fees” shall include without limitation attorney fees incurred at or in preparation for any trial, appeal or review or in any proceeding under any present or future federal bankruptcy act or state receivership law, and any appeal therefrom.

9.21           Entire Agreement.  This Deed of Trust together with the other Loan Documents constitute the entire understanding and agreement of Grantor and Lender with respect to the Secured Obligations.  The Loan Documents supercede all prior negotiations, discussions, and agreements with respect to the Secured Obligations, may not be contradicted by evidence of any alleged oral agreement, and may not be amended, modified, rescinded or terminated in any manner except by a written agreement signed by Grantor and Lender.

DEED OF TRUST

9.22           Request for Notice.  Grantor hereby requests that a copy of any notice of default and notice of sale hereunder be mailed to it at its address set forth at the beginning of this Deed of Trust.

OREGON WARNING:  THIS INSTRUMENT WILL NOT ALLOW USE OF THE PROPERTY DESCRIBED IN THIS INSTRUMENT IN VIOLATION OF APPLICABLE LAND USE LAWS AND REGULATIONS.  BEFORE SIGNING OR ACCEPTING THIS INSTRUMENT, THE PERSON ACQUIRING FEE TITLE TO THE PROPERTY SHOULD CHECK WITH THE APPROPRIATE CITY OR COUNTY PLANNING DEPARTMENT TO VERIFY APPROVED USES AND TO DETERMINE ANY LIMITS ON LAWSUITS AGAINST FARMING OR FOREST PRACTICES AS DEFINED IN ORS 30.930.

UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY LENDER CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER’S RESIDENCE, MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY LENDER TO BE ENFORCEABLE.

IN WITNESS WHEREOF, Grantor has executed and delivered this Deed of Trust.

SYNTHETECH, INC., an Oregon corporation

By:

name:

title:

STATE OF OREGON	)
) SS
COUNTY OF __________	)

The foregoing instrument is acknowledged before me this June _____, 2006, by _____________________________, the ___________________ of SYNTHETECH, INC., an Oregon corporation, on its behalf.

Notary Public for the State of Oregon,
My Commission Expires: __________________

DEED OF TRUST

EXHIBIT A
TO
DEED OF TRUST

Legal Description

The Property is situated in Linn County, State of Oregon, and is legally described as follows:

PARCEL I:

BEGINNING AT THE MOST NORTHERLY CORNER OF LOT 4, BLOCK 1 OF THE SUPPLEMENTAL PLAT TO MARY B. INDUSTRIAL SUBDIVISION IN, ALBANY, LINN COUNTY, OREGON; AND RUNNING THENCE SOUTH 38°54’35” WEST A DISTANCE OF 220.17 FEET; THENCE SOUTH 51°05’25” EAST 174.58 FEET TO THE WESTERLY RIGHT-OF-WAY OF INDUSTRIAL WAY; THENCE NORTHEASTERLY ALONG A 442.39 FOOT RADIUS CURVE LEFT (THE LONG CHORD OF WHICH BEARS NORTH 04°08’31” EAST 77.61 FEET) A DISTANCE OF 77.71 FEET; THENCE NORTH 00°53’25” WEST 203.59 FEET TO THE TRUE PLACE OF BEGINNING.

ALSO:

BEGINNING AT A POINT WHICH IS SOUTH 38°54’35” WEST, 220.17 FEET FROM THE MOST NORTHERLY CORNER OF LOT 4, BLOCK 1, OF THE SUPPLEMENTAL PLAT TO MARY D. INDUSTRIAL SUBDIVISION IN ALBANY, LINN COUNTY, OREGON; AND RUNNING THENCE SOUTH 38°54’35” WEST, A DISTANCE OF 100 FEET; THENCE SOUTH 51°05’25” EAST, TO A POINT ON THE WESTERLY RIGHT-OF-WAY OF INDUSTRIAL WAY; THENCE NORTHERLY ALONG A 442.39 FOOT RADIUS CURVE LEFT (THE LONG CHORD OF WHICH BEARS NORTH 23°05’55” EAST 212.93 FEET) TO A POINT WHICH IS SOUTH 51°05’25” SOUTH OF THE PLACE OF BEGINNING; THENCE NORTH 51°05’25” WEST 174.58 FEET TO THE TRUE POINT OF BEGINNING.

PARCEL II:

BEGINNING AT THE MOST WESTERLY CORNER OF LOT 4, BLOCK 1 OF THE SUPPLEMENTAL PLAT TO MARY B. INDUSTRIAL, SUBDIVISION IN ALBANY, LINN COUNTY, OREGON; AND RUNNING THENCE SOUTH 51°05’25” EAST A DISTANCE OF 232.83 FEET TO THE WESTERLY RIGHT-OF-WAY OF INDUSTRIAL WAY; THENCE NORTH 38°54’35” EAST 173.31 FEET; THENCE NORTHEASTERLY ALONG A 442.39 FOOT RADIUS CURVE LEFT (THE LONG CHORD OF WHICH BEARS NORTH 37°58’02” EAST 14.55 FEET) A DISTANCE OF 14.55 FEET; THENCE NORTH 51°05’25” WEST 232.59 FEET; THENCE SOUTH 38°54’35” WEST 187.87 FEET TO THE TRUE PLACE OF BEGINNING.

DEED OF TRUST

PARCEL III:

BEGINNING AT A POINT WHICH IS SOUTH 38°54’35” WEST, 220.17 FEET FROM THE MOST NORTHERLY CORNER OF LOT 4, BLOCK 1 OF THE SUPPLEMENTAL PLAT TO MARY B. INDUSTRIAL SUBDIVISION IN ALBANY, LINN COUNTY, OREGON; AND RUNNING THENCE SOUTH 38°54’35” WEST, A DISTANCE OF 204.87 FEET; THENCE SOUTH 51°05’25” EAST, 232.59 FEET TO THE WESTERLY RIGHT-OF-WAY OF INDUSTRIAL WAY; THENCE NORTHEASTERLY ALONG A 442.39 FOOT RADIUS CURVE LEFT (THE LONG CHORD OF WHICH BEARS NORTH 23°05’58” EAST, 212.93 FEET) A DISTANCE OF 215.04 FEET; THENCE NORTH 51°05’25” WEST, 174.58 FEET TO THE TRUE POINT OF BEGINNING.

SAVE AND EXCEPT THAT PORTION CONVEYED BY DEED RECORDED AUGUST 2, 1982 IN MICROFILM VOLUME 317, PAGE 427 DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT WHICH IS SOUTH 38°54’35” WEST, 220.17 FEET FROM THE MOST NORTHERLY CORNER OF LOT 4, BLOCK 1, OF THE SUPPLEMENTAL PART TO MARY D. INDUSTRIAL SUBDIVISION IN ALBANY, LINN COUNTY, OREGON; AND RUNNING THENCE SOUTH 38°54’35” WEST, A DISTANCE OF 100 FEET, THENCE SOUTH 51°05’25” EAST, TO A POINT ON THE WESTERLY RIGHT-OF-WAY OF INDUSTRIAL WAY; THENCE NORTHERLY ALONG A 442.39 FOOT RADIUS CURVE LEFT (THE LONG CHORD OF WHICH BEARS NORTH 23°05’55” EAST, 212.93 FEET), TO A POINT WHICH IS SOUTH 51°05’25” SOUTH OF THE PLACE OF BEGINNING, THENCE NORTH 51°05’25” WEST 174.58 FEET TO THE TRUE POINT OF BEGINNING.

EXCEPTING THEREFROM THAT PORTION OF SAID LAND DESCRIBED IN THE DEDICATION DEED TO THE CITY OF ALBANY, RECORDED OCTOBER 17, 1994 IN VOLUME 0720, PAGE 739.

PARCEL IV:

PARCEL 2, PARTITION PLAT 1991-32, RECORD OF PARTITION PLATS, LINN COUNTY, OREGON.

DEED OF TRUST